UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2015

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2015, Hardinge Inc. ("the "Company" or "Hardinge") issued a press release announcing the Company’s second quarter 2015 financial results. Copies of the press release and the presentation slides used in connection with the Company’s earnings conference call and webcast on August 6, 2015 are respectively included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. On August 4, 2015, the Board of Directors of the Company declared a cash dividend of $0.02 per share on the Company’s common stock. The dividend is payable on September 10, 2015 to stockholders of record as of September 1, 2015.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 4, 2015, the Company's Board of Directors approved a strategic restructuring program with the goals of streamlining Hardinge's cost structure, increasing operational efficiencies and improving shareholder returns. This program consists of the consolidation of certain facilities and restructuring of certain business units and is expected to generate annual pre-tax savings in the range of approximately $1.3 million to $1.7 million once the program is fully implemented. To fully implement these initiatives, the Company estimates that it will recognize cumulative pre-tax charges that include severance, moving costs, lease termination, and other related expenses over the upcoming quarters of between $2.7 million to $3.3 million. Severance charges are estimated to range from $1.5 million to $1.7 million, and moving and other related expenses are estimated to range from $1.2 million to $1.6 million. Virtually all of the restructuring program costs are expected to result in cash expenditures. Hardinge expects the restructuring program will be substantially completed by the end of 2016.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release issued by Registrant on August 6, 2015 announcing second quarter 2015 results.
99.2	Presentation slides used by Registrant in connection with its August 6, 2015 earnings conference call and webcast.

Safe Harbor Statement

This report contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Such statements are based on management's current expectations that involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as "may," "will," "should," "estimates," "predicts," "potential," "continue," "strategy," "believes," "anticipates," "plans," "expects," "intends," and similar expressions are intended to identify forward-looking statements. The Company's actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	August 6, 2015
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer